UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of earliest event reported: August 17, 2010


                            MARINE EXPLORATION, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                     000-24637                 91-1890338
-----------------------------   -------------------  ---------------------------
(State or other jurisdiction      (Commission File         (IRS Employer
      of incorporation)                Number)          Identification Number)


                    535 Sixteenth Street, Suite 820, CO 80202
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (307)459-2485
                                  -------------
               Registrant's telephone number, including area code


                                      N/A
                                     -----
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                          SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

Marine Exploration, Inc. ("the Company") revised its Joint Venture Agreement with Hispaniola Ventures, LLC ("Hispaniola"). The Company has no involvement with the pursuit of operations in or around Columbia and has not had any such involvement since October 21, 2008.

Pursuant to the revised Joint Venture Agreement (the "JV Agreement"), we intend to pursue recovery of one vessel we call Operation Abrojos, which includes, without limitation, an operation to the South Reef on the Silver Bank, North of the Dominican Republic to recover treasure from an English Corsair (Abrojos). The Company and Hispaniola Ventures LLC are also currently undergoing preliminary operations off the North coast of the Dominican Republic in pursuit of additional shipwrecks granted in the September 11, 2009 contract renewal with the Dominican Republic. This includes, but is not limited to, the shipwreck known as "Solo Dio Gloria" for which treasure recovery operations are currently underway.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 MARINE EXPLORATION, INC.




                                                 By: /s/ Mark Goldberg
                                                     ---------------------------
                                                        Mark Goldberg,
                                                        Chief Executive Officer


                                                 Date: August 18, 2010